The Masters' Select Equity Fund
                               Semiannual Report


                                 June 30, 1997

                       Litman/Gregory Fund Advisors, LLC

                                 "It's hard to fault the
                                 design of this fund. The
                                 premise is sound, and
                                 you would have a tough
                                 time assembling a more
                                 talented lot of money
                                 managers for a lower
                                 minimum purchase."

                                 --From "Wall Street's Newest Hitmakers,"
                                   Morningstar.net, June 13, 1997

Dear Fellow Shareholder:

Since this is our first formal report to shareholders, it's my first opportunity to formally thank you for your confidence. We are enthusiastic about the potential for The Masters' Select Equity Fund. The fund's "favorite stocks" concept, implemented by a blue chip group of stock pickers and backed by our combined commitment to its success, is the basis for our optimism.

There were several noteworthy devel-opments during the first six months of operations:

The Fund experienced significant asset growth. As of June 30, assets were $203 million. Expenses declined significantly from the start-up level of 1.75%. For the first six months, expenses were 1.47% (annualized). With moderate asset growth over the rest of the year, we expect expenses to average about 1.43% for the full year. Asset growth was the primary driver in reducing expenses on a per-share basis. We expect expenses to decline gradually, assuming the Fund's asset base continues to grow. In addition, we are working hard to reduce expenses in other ways. We have been able to renegotiate contracts with several of the Fund's vendors, which should help reduce expenses in the future.

Your Fund benefited from a huge amount of media coverage during the first half of the year, including coverage in Barron's, Money magazine, Kiplingers' Personal Finance, Smart Money, the Wall Street Journal, New York Times, Los Angeles Times, CNBC, CNNfN and Morningstar Investor, among others. Morningstar's Web site, Morningstar.net, also wrote about Masters' Select Equity. Their concluding remarks:"It's hard to fault the design of this fund. The premise is sound, and you would have a tough time assembling a more talented lot of money managers for a lower minimum purchase. Some potential shareholders will no doubt want to see a complete portfolio before investing, but this supergroup appears to have a promising future."

We will continue to do everything we can to maintain and reward your trust. As overall manager, Litman/Gregory Fund Advisors plays the role of overseeing the "Masters" and we have the ultimate responsibility for the performance of the Fund. Working hard to further reduce expenses is part of our focus, as is ensuring that our "Master" stock pickers are given every opportunity to succeed. In that regard, we believe that it is critically important to the future success of this fund to limit assets to a level that allows the managers maximum flexibility in picking stocks. Based on feedback from the managers, we expect Masters' Select Equity to close somewhere between $500 million and $750 million in assets. Keeping the small-cap stock pickers' assets at $50 million to $75 million should give them a great deal of flexibility to execute the Fund's focused strategy. When the Fund closes, it will remain open to existing shareholders. It is possible, however, that the Fund may temporarily close even to existing shareholders if cash inflows continue to be unusually strong. As of this writing, assets are at $240 million.

As part of our commitment to shareholders, we intend to publish detailed and informative semiannual and annual reports. In this report we address performance, provide information on the portfolio and offer insight into the qualitative side of assessing a stock picker's skill. We also profile Shelby Davis, one of the Masters' Select Equity Fund managers.

/s/ Ken Gregory, President
Ken Gregory, President

Ticker symbol: MSEFX

We are now listed in the Wall Street Journal, Los Angeles Times, USA Today, New York Times, Chicago Tribune, San Francisco Chronicle and others.

Our listing reads MstrSeltEq.
Shareholder information phone number:
1-800-960-0188

To access account information 24 hours a day via touch-tone telephone, please note the following:

Masters' Select Equity Fund number: 305

Account number: Second set of digits on your account statement

Your personal identification number:
Last four digits of Social Security or Taxpayer ID number

Contents

Fund Objective                                                                 3
--------------------------------------------------------------------------------
Portfolio Fit                                                                  3
--------------------------------------------------------------------------------
Performance                                                                    4
--------------------------------------------------------------------------------
Portfolio Summary                                                              5
--------------------------------------------------------------------------------
What Makes a Great Stock Picker?                                              12
--------------------------------------------------------------------------------
Master Profile: Shelby Davis                                                  16
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                           18
--------------------------------------------------------------------------------
Statement of Operations                                                       19
--------------------------------------------------------------------------------
Financial Highlights                                                          20
--------------------------------------------------------------------------------
Statement of Changes in Net Assets                                            20
--------------------------------------------------------------------------------
Notes to Financial Statements                                                 21
--------------------------------------------------------------------------------

Address:                                          Overnight Delivery
Regular Delivery                                  Masters' Select Equity Fund
Masters' Select Equity Fund                       1004 Baltimore
P.O. Box 419922                                   Kansas City, MO 64105
Kansas City, MO 64141-6922

Fund Objective

Superior long-term performance relative to the overall U.S. stock market is the objective of the Masters' Select Equity Fund. Naturally, there is no guarantee that the Fund will achieve this objective. However, we believe we have a uniquely structured fund that makes sense on a number of different levels.

1 First, your Fund benefits from the talents of six of the industry's most experienced and successful investors.

2 Second, and of equal importance, each stock picker runs a very focused portfolio of not more than 15 of his favorite stocks. We believe that most stock pickers have an unusually high conviction level in only a small number of stocks, and that a portfolio limited to these stocks will, on average, outperform over a market cycle.

3 Third, even though each manager's portfolio is focused, the overall fund is well diversified by style, industry and number of stocks. Given the diversification across styles, we don't expect this fund to top the charts in any single period. We are shooting for superior performance over a full market cycle, counting on the Fund's structure and the managers' talent to get us there.

Portfolio Fit

As with all equity funds, Masters' Select Equity is appropriate for investors with a long-term time horizon who are willing to ride out occasional periods when the Fund's net asset value declines. Within that context, we created this fund to be used as a core equity fund holding. Although performance in each specific down market will vary, we purposely set the allocations to each manager with the objective of keeping risk about equal to that of the overall stock market. At the same time, we wanted enough exposure to small caps and growth stocks to attempt to deliver good performance in a bull market. In the end, the focus on the highest conviction stocks of six very distinguished managers with superior track records is what we believe makes the Fund an ideal core equity fund holding.

Performance

The primary objective of each of your Fund's stock pickers is to deliver superior long-term performance. Short-term performance is of less concern. We believe that a disciplined, patient approach to investing is a critical element to achieving long-term success. It's what allows our stock pickers to act on their convictions even in periods when market psychology may temporarily lead to a disconnect between underlying company fundamentals and stock performance. This long-term approach is particularly important given each manager's mandate to run a concentrated portfolio of his highest-conviction stocks. Though the overall fund is diversified, each stock picker's portfolio is not. For each individual manager, we believe that this concentration will result in superior long-term performance made up of shorter, out-of-sync periods of performance on both the upside and downside. Patience drawn from a high level of conviction should allow each stock picker to tough out temporary periods of underperformance. We believe that the Fund as a whole will deliver smoother performance because of its overall diversification.

Though six months of operations is not a long enough period to draw any conclusions, we are generally pleased with the Fund's performance. This is especially true given the huge early cash flows into Masters' Select. Your Fund's managers had a difficult time keeping up with this early cash surge, and this resulted in a very heavy cash weighting in the portfolio during the first few weeks of the year. Because the stock market was strong during this period, the Fund's high cash holdings hurt performance. (Cash reserves have declined since January and have remained between 6% and 8% in recent months. We expect cash to stabilize at less than 5% of assets.) In addition, the first half of 1997 was characterized by very strong performance by large stocks and lagging performance by the rest of the market. This is indicated in the following chart.

Performance   of   Market   Capitalization    Segments   (price   change   only,
1/1/97-6/30/97)

S&P 500 Index (weighted toward the largest companies)            19.5%

S&P 400 MidCap Index                                             12.2%

Russell 2000 Index  (small-cap  stocks)                           9.3%

Masters' Select by virtue of its diversity had exposure in areas that lagged the large-cap-driven indexes. Over the long term, we expect performance to be primarily a function of individual company fundamentals, not market size.

Performance of Masters' Select and Selected Benchmarks (1/1/97-6/30/97)

Masters' Select Equity Fund                                      15.3%

Lipper Growth Fund Index                                         15.4%

Lipper Small Cap Fund Index                                       6.0%

Wilshire 5000                                                    17.6%

Because Masters' Select Equity owns small-, mid- and large-caps, as well as growth and value stocks, there is no perfect performance benchmark. Over the long term, our goal is to outperform the U.S. stock market broadly represented by the Wilshire 5000 Index. The Wilshire 5000 is weighted to big-cap stocks and closely tracks the S&P 500. It also has some small company exposure that is not included in the S&P. In our assessment, the Lipper Growth Index is probably the best overall mutual fund benchmark for the Fund. We show the Lipper Small Cap Fund Index for a small-cap benchmark, since we have some small-cap exposure.

Portfolio Summary

Portfolio Composition (6/30/97)

                          Large-Caps               40%
                          Mid-Caps                 20%
                          Small-Caps               19%
                          Cash                      8%
                          Foreign                  12%
                          Other                     1%

As reflected below, your Fund is well diversified in terms of industry exposure and market capitalization exposure. Masters' Select holds 75 securities, exclusive of cash equivalents.

Schedule of lnvestments as of June 30, 1997

                                        Industry                        Shares Held  Market Value    Portfolio %

Common Stocks (90.48%)
-------------------------------------------------------------------------------------------------------------
Basic Materials
-------------------------------------------------------------------------------------------------------------
Carter Holt Harvey Limited              Forest Products                   1,000,000     2,587,942       1.26%
Mead Corporation                        Forest Products & Paper              36,500     2,272,125       1.11%
Reynolds Metal Co.                      Metals & Mining                      26,500     1,888,125       0.92%
-------------------------------------------------------------------------------------------------------------
                                                                                      $ 6,748,192       3.29%
Business Services
-------------------------------------------------------------------------------------------------------------
Manpower Inc.                           Personnel Services                   61,500     2,736,750       1.34%

Consumer Products & Distribution
-------------------------------------------------------------------------------------------------------------
St. John Knits                          Apparel & Accessories                12,500       675,000       0.33%
TJX Companies, Inc.                     Apparel Retailer                     49,600     1,308,200       0.64%
Linens 'N Things, Inc.                  Bed & Bath Prods., Housewares        52,500     1,555,313       0.76%*
Masco Corporation                       Building Products                    41,500     1,732,625       0.85%
Triangle Pacific Corporation            Building Products                    30,000       952,500       0.46%*
Knoll, Inc.                             Business Furnishings                 75,000     1,781,250       0.87%*
Fuji Photo Film Co., Ltd. (ADR + Ord)   Film & Photo Supplies                60,000     2,430,000       1.19%
Dole Food Company, Inc.                 Food                                 63,500     2,714,625       1.32%
Quaker Oats Company                     Food                                 78,400     3,518,200       1.72%
Archer Daniels Midland Co.              Food Processing                      54,700     1,285,450       0.63%
Stage Stores, Inc.                      Specialty Retail                    127,500     3,326,952       1.62%*
Westpoint Stevens, Inc.                 Textiles, Bed & Bath Products        43,900     1,714,844       0.84%*
Phillip Morris Companies, Inc.          Tobacco, Food & Beverages            68,700     3,048,562       1.49%
Quaker Fabric                           Upholstery Fabric Mfg.               53,700       879,338       0.43%
-------------------------------------------------------------------------------------------------------------
                                                                                      $26,922,859      13.15%

                       *Non-income-producing securities.
                                   continued

Schedule of lnvestments as of June 30, 1997

                                   Industry                            Shares Held  Market Value  Portfolio %

Durable Goods
-------------------------------------------------------------------------------------------------------------
Coltec Industries, Inc.            Aerospace Components                   45,000       877,500      0.43%*
Buderus AG                         Boilers & Heating Systems               4,850     2,669,572      1.30%
Kuhlman Corporation                Electrical & Electronics               54,000     1,741,500      0.85%
Zero Corporation                   Electrical & Electronics              107,500     2,821,875      1.38%
-------------------------------------------------------------------------------------------------------------
                                                                                   $ 8,110,447      3.96%
Energy
-------------------------------------------------------------------------------------------------------------
Cabot Oil & Gas (Class A Shares)   North American Oil Exploration         83,000     1,462,875      0.71%
Harken Energy Corporation          North American Oil Exploration        225,000     1,575,000      0.77%*
Halliburton Co.                    Oil Equipment & Service                26,400     2,092,200      1.02%
Oceaneering International Inc.     Oil Equipment & Service                40,000       740,000      0.36%*
San Juan Basin Royalty Trust       Oil & Gas                             335,000     2,721,875      1.33%
-------------------------------------------------------------------------------------------------------------
                                                                                   $ 8,591,950      4.19%

Financial
-------------------------------------------------------------------------------------------------------------
Chase Manhattan Corporation        Banking                                36,300     3,523,369      1.72%
Citicorp                           Banking                                26,400     3,182,850      1.56%
Wells Fargo & Co.                  Banking                                11,200     3,018,400      1.47%
American Express                   Financial Services                     53,900     4,015,550      1.96%
Morgan Stanley Dean Witter
   Discover & Co.                  Financial Services/Brokerage           56,600     2,437,337      1.19%*
Washington Mutual Inc.             Savings & Loan Association             53,500     3,198,297      1.56%
-------------------------------------------------------------------------------------------------------------
                                                                                   $19,375,803      9.46%
Health Care
-------------------------------------------------------------------------------------------------------------
Gilead Sciences Inc.               Biomedic & Genetic                     44,000     1,218,250      0.60%*
Pfizer, Inc.                       Pharmaceuticals                        33,700     4,027,150      1.97%
-------------------------------------------------------------------------------------------------------------
                                                                                   $ 5,245,400      2.57%
Hotels & Restaurants
-------------------------------------------------------------------------------------------------------------
Hilton Hotels Corporation          Hotels                                 92,100     2,446,406      1.20%
McDonalds Corporation              Restaurants                            59,300     2,864,931      1.40%*
-------------------------------------------------------------------------------------------------------------
                                                                                   $ 5,311,337      2.60%
Insurance
-------------------------------------------------------------------------------------------------------------
General Reinsurance Corp.          Property & Casualty Reinsurance        16,500     3,003,000      1.47%*

Media & Publishing
-------------------------------------------------------------------------------------------------------------
Edipresse S.A                      Media                                   9,250     2,185,788      1.07%
Independent Press
   Communications  Ltd.            Media                                 415,000     2,353,771      1.15%
GC Companies, lnc                  Motion Picture Theaters                49,500     2,264,625      1.11%*
Knight Ridder, Inc.                Publishing                            145,000     7,114,063      3.48%
McClatchy Newspapers
   (Class A Shares)                Publishing                             28,000       822,500      0.40%
-------------------------------------------------------------------------------------------------------------
                                                                                   $14,740,747      7.21%

                       *Non-income-producing securities.

Schedule of lnvestments as of June 30, 1997

                                        Industry                                 Shares Held  Market Value    Portfolio %
Mulitple Industries
--------------------------------------------------------------------------------------------------------------------------
Boeing Co.                              Aircraft, Defense & Electronics             61,400       3,258,038       1.59%
Philips Electronics, NV
   (New York Shares)                    Recording, Electronics & Electrical        105,000       7,546,875       3.69%
--------------------------------------------------------------------------------------------------------------------------
                                                                                              $ 10,804,913       5.28%
Real Estate
--------------------------------------------------------------------------------------------------------------------------
Catellus Development Corporation        Development & Property Mgmt.               375,000       6,796,875       3.32%*
CDL Hotels International Limited        Real Estate & Hotels                     6,150,000       2,500,549       1.22%
                                                                                              $  9,297,424       4.54%
Technology
--------------------------------------------------------------------------------------------------------------------------
Compaq Computer Corporation             Computer Systems/Peripherals                28,700       2,848,475       1.39%*
Dell Computer Corporation               Computer Systems/Peripherals                20,300       2,383,347       1.16%*
Hewlett-Packard Co.                     Computer Systems/Peripherals               120,500       6,748,000       3.30%
IBM                                     Computer Systems/Peripherals                54,200       4,888,162       2.39%
Stratasys Inc.                          Computer Systems/Peripherals                40,000         642,500       0.31%*
Data General Corporation                Computers/Personal Workstations             60,000       1,560,000       0.76%*
Genrad Inc.                             Electronic Instrumentation                  52,500       1,187,813       0.58%*
Electro Scientific Industries, Inc.     Electronic Products                         30,000       1,255,313       0.61%*
Technitrol                              Electronics                                 50,000       1,368,750       0.67%
3Com Corporation                        Networking                                  21,200         953,338       0.47%*
Cisco Systems Inc.                      Networking                                  44,500       2,988,453       1.46%*
Texas Instruments Inc.                  Semiconductor Devices/Equipment             35,900       3,017,844       1.47%
Generale Cable Corporation              Semiconductors                              46,900       1,201,812       0.59%*
Intel Corporation                       Semiconductors                              22,500       3,185,859       1.56%
Platinum Technology Inc.                Software                                   131,500       1,758,813       0.86%*
Telxon Corporation                      Software                                    89,000       1,596,438       0.78%
JDA Software Group, Inc.                Software & Programming                      33,000       1,128,188       0.55%*
Symix Systems, Inc.                     Software & Programming                     145,000       1,631,250       0.80%*
--------------------------------------------------------------------------------------------------------------------------
                                                                                              $ 40,344,355      19.71%
Telecommunications
--------------------------------------------------------------------------------------------------------------------------
Dycom Industries, Inc.                  Service & Supplies                          40,000         550,000       0.27%*
ICG Communications Inc.                 Telecommunications Service                  85,000       1,630,937       0.80%*
Omnipoint Corp.                         Telecommunications Service                  80,000       1,327,500       0.65%*
Western Wireless (Class A Shares)       Telecommunications Service                  40,000         636,250       0.31%*
360 Degree
   Communications Company               Wireless Communications                    375,000       6,421,875       3.14%*
Airtouch Communications Inc.            Wireless Communications                     38,300       1,048,462       0.51%*
--------------------------------------------------------------------------------------------------------------------------
                                                                                              $ 11,615,024       5.68%
Transportation
--------------------------------------------------------------------------------------------------------------------------
Kansas City Southern Industries, Inc.   Distribution & Transportation              116,000       7,482,000       3.66%
Burlington Northern Santa Fe            Railroad                                    29,700       2,669,287       1.30%
Caliber Systems                         Trucking & Transportation                   30,000       1,117,500       0.55%
--------------------------------------------------------------------------------------------------------------------------
                                                                                              $ 11,268,787       5.51%
Utilities
--------------------------------------------------------------------------------------------------------------------------
Questar Corporation                     Natural-Gas Distribution                    26,500       1,069,937       0.52%
--------------------------------------------------------------------------------------------------------------------------
Total Common Stocks                                                                           $185,186,925      90.48%

                       *Non-income-producing securities.
                                   continued

Schedule of lnvestments as of June 30, 1997

                                        Industry                        Shares Held       Market Value   Portfolio %
Convertible Bonds (1.10%)
--------------------------------------------------------------------------------------------------------------------------
Scandinavian Broadcasting System S.A.
   (7.25% due 8/1/05)                   Media                           2,250,000         2,261,250      1.10%

Short-term Investments (7.66%)
--------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank @ 5.37%, 7/3/97                                                      179,946      0.09%
--------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank @ 5.47%, 7/3/97                                                      334,898      0.16%
--------------------------------------------------------------------------------------------------------------------------
State Street Repo @ 5.25%, 7/1/97                                                        15,169,000      7.41%
--------------------------------------------------------------------------------------------------------------------------
Total Short-term Investments                                                            $15,683,844      7.66%

--------------------------------------------------------------------------------------------------------------------------
Cash and Other Assets (net of liabilities)                                               $1,544,631      0.76%
--------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                       $204,676,650    100.00%
--------------------------------------------------------------------------------------------------------------------------

                       *Non-income-producing securities.

Following, each of the Masters' investment managers profiles one of their portfolio holdings in your Fund.

CDL Hotels, Jean-Marie Eveillard

CDL Hotels is a chain of hotels in Asia, Australia, Europe and the United States. It used to be a small division of City Developments Ltd., a major real estate group in Singapore, until it was listed on the Hong Kong Stock Exchange in 1989. City Developments Ltd. still has majority control of CDL Hotels.

Five years ago, at a time when prices for hotels were depressed, CDL began making acquisitions in Asia, New Zealand and London. Additional purchases followed in 1994, and CDL acquired control of the Plaza Hotel in New York City in 1995. Today, with more than 60 hotels (mostly of the four-star variety), CDL is one of the largest worldwide chains. With the Millennium brand, it is beginning to develop a global identity. As the Pacific Rim continues to prosper, more Asians (both businessmen and tourists) will travel throughout Asia, as well as to cosmopolitan cities such as New York and London.

The company is profitable, with a net margin close to 10%. Last year about 47% of profits came from Asia, 45% from Europe and North America and 8% from Australia.

At present the stock is selling at about a 40% discount to the current value of the hotels. While hotel values are high in Hong Kong (the company has only modest exposure there) and have moved off the bottom in London and New York, they are still depressed in some Asian countries, as well as in New Zealand and Australia. So why is the stock apparently so cheap? First, hotels are in temporary oversupply in some Asian countries. Second, the chain has not fully developed a global identity. Third, the market capitalization is not large, at less than $800 million. Fourth, the stock is listed in Hong Kong, where CDL has only two hotels.

In short, opportunistic management has shrewdly acquired well-located hotels at the bottom of the cycle. The chain is well run, and its new Millennium brand will help. Most important, at least to value investors, the stock sells at a large discount to current value, which seems to have room to grow in the next few years. It looks like a genuine one dollar for sixty cents.

IBM, Shelby M. C. Davis

IBM is attractive to us because it is in the midst of a massive turnaround and has a chance to become a growth company again. Finances are rock solid, management is actively repurchasing stock and the focus for the future is to grow in most segments of the computer industry by providing solutions to the customer. Valuation is attractive at around 12 times 1998 earnings estimates. This is a huge discount from the market (which is selling at around 18 times earnings) and reflects the long memories investors have of IBM's dismal record over the past 10 years. In this case, we do not believe the past is prologue. Rather, IBM has made a new beginning, which, when combined with the fact that the digital and information age is accelerating, should provide the backdrop for favorable earnings progress in the new millennium. If our reasoning is correct, and the company executes as forecast, investors should be treated to both a rising earnings base and a rising valuation of the earnings--a potent mixture for wealth building.

Linens `N Things, Foster Friess

Linens `N Things (LIN), a recent spin-off from CVS Corporation, is a NYSE company that is a super place to buy your sheets, towels, plates, picture
frames,   etc.  Linens
operates 132 specialty superstores and 33 smaller traditional stores. The superstores average 33,000 square feet, and the smaller stores average 10,000 square feet.

From 1991 to 1997, the company's gross square footage has more than tripled from
1.2 million to 4.7 million. LIN expects to open approximately 25 stores in 1997 and 30 in 1998. It also could do opportunistic acquisitions of competitors or sites.

The superstores carry 25,000 SKUs (each SKU represents a separate product). The merchandise is composed of high-quality brand-name bedding, towels, pillows and the like ("Linens") and housewares and home accessories ("Things"). Some of the brands carried include Laura Ashley, Cannon, Martex, Royal Velvet, Braun, Krups and Henckels. The company's own private labels are growing nicely, accounting for approximately 10% of company sales in 1996, and continue to be an ever larger source of revenues.

LIN has a very strong balance sheet and is almost debt-free. The company has surprised the street with positive earnings surprises in each of the two quarters reported since being spun out of CVS back in late 1996. The surprise has been driven by a mix shift, more "things" with higher margins and also higher same-store sales than expected. The "things" mix has grown from 10% of sales in 1991 to 35% in 1996, and we expect it will continue to grow going forward. This is the key fundamental development in the company's prospects that Wall Street has underestimated and is also what served as a catalyst for our recognition of the opportunity in the stock.

Sales for Linens `N Things are expected to exceed $1 billion in 1998, which compares with just shy of $700 million in 1996. That is an increase of approximately 45% in just two years. Over that same two-year period, Wall Street estimates that earnings per share will grow 82%. In its most recent quarter, LIN's sales soared 30%.

We are excited about the fact that we can participate in this company's 25% growth pace, which we were able to purchase for less than 14 times 1998 estimates, and which still possesses a P/E of less than 20. This participation in the appreciation of the stock as Wall Street comes to fully grasp the dynamic success of the company is exactly what we strive for!

Telxon, Dick Weiss

Telxon manufactures and integrates wireless and mobile transaction systems for retail, distribution, transportation and manufacturing customers. Telxon's subsidiary Aeronet is the largest manufacturer of spread spectrum transmitters and receivers for wireless local area networks. These networks are becoming more prevalent in many industries as corporations place more emphasis on inventory management and customer tracking.

Under the leadership of new CEO Frank Brick, Telxon has undergone a restructuring to cut costs and standardize its products. These moves are paying off, as the number of products has been reduced from over 350 to less than 100 and overhead has been cut by $30 million. Additional consolidation will save another $10 million going forward. More important, revenues should accelerate in the second half of this year as new "thin client" products utilizing Java come to market. Backlog continues to increase, and new products could grow to 30% of sales in the year ending March 1999.

Our target price is $25, based on a conservative discount to the company's estimated private market value. The Aeronet subsidiary alone is worth more than $8 per share, and Telxon's earning power should exceed $1.25 by March 1999. (initial purchase in Masters' Fund at 13 5/8)

3COM Corporation, Spiros Segalas

3Com is one of the top two suppliers of data communications products, which include both wide and local area network systems. With its recent acquisition of US Robotics, 3Com has extended and solidified its reach into the network, from the edge to the network's core. Worldwide sales, on a combined basis, were roughly $5.6 billion for FY 97 (ended in May) and are estimated to reach around $7.5 billion in FY 1997 (combined historical results with detailed revenue breakdowns will be released in late July). Earnings per share (EPS) were roughly $1.85 and are estimated at $2.50 for FY 1997 and FY 1998, respectively. Calendar 1998 EPS are estimated at $3.00. There is potential for upside surprises, given that margins are at the lower end of the company's targeted range and several new product cycles have begun. Several of the underlying markets in which the company operates are growing in the 30% to 50% range, with the remainder tied somewhat to PC unit growth. The total company is likely to grow in a range of 25% to 45% over the next three years.

3Com's traditional approach of "plug and play" when addressing its markets with easy-to-use products extends into its current end-to-end systems solution approach to the evolving integrated data/voice/video communications market. The company's philosophy of putting intelligence in the end points of the network is unique to 3Com and differentiates it from competitors. This is likely to be beneficial when penetrating the fast-growing SOHO (small office/home office) market and can lead to opportunities in the carrier/network service provider market. The company's strong presence in the distribution and retail channels, combined with its growing strength in the direct channel, positions it to be a formidable competitor going forward. 3Com should do well in this industry, where it has moved into a consolidation mode and where size, breadth of product and relationships with key telephone equipment vendors will be paramount.

360 Degrees, Mason Hawkins

360 Degrees (XO) is a cellular phone company, the old Centel Cellular which was bought and subsequently spun off by Sprint. By objective industry measures, XO has one of the best management teams in the industry. Our $36-per-share appraised value of XO is based on 10 times operating cash flow, a multiple below several recent industry transactions and justified by our own assumptions about industry growth. The main market fear about XO concerns the entry of Personal Communication Services (PCS) into the wireless market. We believe this fear to be overblown. Half of XO's markets are too rural to be built out, and in the other half we believe the entire wireless market will be stimulated enough for both types of competitors to prosper. The U.K. and Washington, D.C., are good examples of markets where PCS results have been excellent; at the same time, the existing cellular providers are not only surviving but have performed better than in many markets where PCS hasn't yet arrived. There is not a "better mouse trap" risk, i.e., digital vs. analog. Although cellular today is analog, within a few years both cellular and PCS will be digital, and there will be no difference apparent to the consumer. The real risk is in having a third competitor in an industry that until now has been a legislated duopoly. But recent reported numbers and the economics of running a network suggest that PCS will require higher revenues per customer and will compete for the high end, rather than wreck overall industry pricing. The entire wireless industry should expand rapidly enough to provide plenty of room for cellular and PCS.

What Makes a Great Stock Picker?

First and foremost, the Masters' Select Equity Fund is about pure stock picking: six world-class stock pickers, running portfolios focused on a small group of their favorite ideas. As the advisor to Masters' Select, Litman/Gregory Fund Advisors draws on the expertise of our sister companies, Litman/Gregory & Company, LLC, an investment management firm, and L/G Research, the publisher of the No-Load Fund Analyst, a research-intensive investment newsletter. In both companies we expend a great deal of energy on the study of stock pickers. For more than 10 years, we've been intensively studying stock pickers from a quantitative and qualitative perspective. Over that time we've formed some strong opinions about what makes a good stock picker. Because these opinions played a big role in the selection of the "Masters," we thought you might be interested in an article that was published in the No-Load Fund Analyst, long before we had the idea for Masters' Select. The following is a condensed and edited version.

What It Takes to Be a Guru

Excerpted from the No-Load Fund Analyst, June 1995

For mutual fund investors, the search for the next Peter Lynch is eternal; and what seems like a never-ending stream of articles in the personal finance magazines fuels this obsession with superstar fund managers. Despite all the coverage, not much attention is paid to what's behind the greatness or what it takes for a stock picker to perpetuate top performance over the long term. Because this is something we think about a lot, we'd like to share some of our insights.

Our approach to evaluating fund managers melds the quantitative with the qualitative. The numbers fascinate us. We want to know how a manager has done relative to his or her peers in different market environments, and how consistent the performance has been. We also want to know what's behind the numbers. Did the manager make big sector bets or choose a few great stocks? But while we closely examine the record of each fund we recommend, we are obsessed with more than the numbers. We apply a qualitative overlay that we believe is also critically important. Over the years our many conversations with fund managers have given us insights into the common traits of great stock pickers. This article outlines these traits.

Common Traits Among Gurus

What do great stock pickers have in common? We apply three general criteria:

1 We look for great long-term record relative to style peers. The proof is in the pudding, so the numbers have to be there. A long record raises our conviction level that these managers really are superstars.

2 Exhibiting traits that our experience has taught us make great investors is also critical. The traits we've keyed in on are based on years of insights gleaned from talking to many top managers.

3 Finally, we are focusing only on managers, we believe can maintain their guru status. That means we must have a high level of confidence that they will remain focused.

What Makes a Great Stock Picker?

Stock pickers we have identified as "gurus" are extremely bright and work very hard. But there's more. Despite huge differences among the great stock pickers, including different investment disciplines, there are common elements that keep popping up. These can be split into personal characteristics, which many standouts in other fields including business and the arts also share, and learned investment principles that govern their investment decisions.

Personal Characteristics

Passion: All the greats love what they do. When discussing their life's work, they say things like "It's been a journey" and "Investing is in my blood." They clearly find the work fascinating. Most are observers of the world, who glean investment insights from their fascination with life. We believe that this passion is critically important, because the investment business is incredibly demanding. Such a highly competitive and information-intensive endeavor can easily lead to burnout. And the huge wealth accumulated by successful investment managers means great managers have to love their work to maintain the high level of motivation after their financial independence is assured (as it no doubt is for all our gurus).

Energy Level: Hand-in-hand with passion, is a high energy level. This goes beyond just work ethic (although that's important too) to effectiveness. In this very dynamic business, a high energy level is critical to figuring out what's important, dealing with the unexpected, handling a multitude of issues and ultimately maintaining productivity.

Obsessiveness: Casual knowledge is never enough for the great stock pickers. This seems to be a universal trait. There is an obsessiveness about getting all the information that might lead to better decisions. Foster Friess talks about being an investment detective: His team scours every item on the income statement in a quest to understand exactly what determines the earnings for each company. Mason Hawkins is relentless in his quest to know management. Chris Davis (Shelby Davis's son and now Selected American Shares manager) talks about his dad sneaking in company visits when he was supposed to be dropping him off at boarding school. In a business where lots of smart people are analyzing the same information, a relentless effort to get the best information possible can make a big difference.

Inner Strength: There are no wimps in this crowd. All the great stock pickers have great confidence in themselves. This allows them to stand apart from the crowd when their analysis says they should. They don't second-guess themselves when there is no fundamental reason to. Confidence allows them to act without being unduly influenced by a fear of being wrong, and it helps them maintain perspective in bear markets. Exceptional inner strength is a precondition for success in this business.

Independent Thinking: All the greats are also fiercely independent. They make up their own minds, and it's difficult to shake them. There is no group-think or index mentality in the bunch. It is interesting that most in this group developed their investment approaches early in their careers and pretty much on their own. Thus their independence has driven both their specific investment decisions as well as the development of their investment processes. The ability to think differently, along with the inner strength to have convictions and act on them, is what allows the greats to channel their obsession, passion and energy.

Skepticism: The great stock pickers tend to be skeptics. Shelby Davis talks about separating the bluffers from the doers. These guys take nothing at face value. Their obsessive nature drives them to get the information they need to get past their skepticism and base decisions on conviction.

Self-Knowledge: These managers all know themselves. They manage their own careers to enable themselves to focus on what they like to do and avoid what they don't. This is probably one reason they aren't burned out. It may not be a coincidence that most have almost total control over their work environments. Dick Weiss's group has total autonomy within Strong. This gives them the control they need to do what they want. Shelby Davis knows he's a loner and "probably not a great team player." So although he has incorporated analysts' research into his approach, he's pretty much worked on his own over the years. In recent years, his sons have become very involved after working elsewhere.

Ability to Learn from Mistakes: Although the gurus are generally a stubborn bunch, they do learn from their mistakes. While they hate mistakes, they are secure enough to put success, which demands continuous learning, above their own egos. They don't wallow in failure. If they make mistakes, they accept them, learn from them and move on.

Gut-Level Optimism: With all the great stock pickers, there is an underlying optimism that the world is not going to end and that their approach will continue to work. Although this is not rare in the investment business, it is worth noting that few successful stock pickers got that way by heeding doomsday scenarios of serious bear markets. It's worth noting, however, the gurus' attention to downside risk, which we discuss later in this article.

Drive to Win: All the greats are very competitive and have an incredibly strong drive to win--to be the best. When asked about their goals, performance almost always comes up first.

Rules to Invest By

Focus on the Knowable: The greats don't speculate on what might happen. They don't waste time trying to figure out investor behavior. None uses technical analysis in his approach. These investors have learned to focus intensively on analyzing what is knowable. Part of this analysis is getting to know company management extremely well. They tend to view the managers of the companies they invest in as partners, and, naturally, it is essential to know a partner well. Because their analysis is not built on hope, it is easier for them to have the conviction to take sizable positions and stick with them even when they may not be doing well.

Think Long-term: None of the greats gets caught up in short-term thinking. They refuse to evaluate their performance over the short term. Even Foster Friess, who invests in a much faster-moving arena than the other managers we've identified, emphasizes businesses with strong enough internal dynamics to overwhelm macroeconomic factors. At the extreme, Shelby Davis talks about generational investing, which includes an assessment of the long-term viability of a franchise.

Be Very Cognizant of Downside Risk: All the gurus are keenly aware of risk. Mason Hawkins, Dick Weiss and Jean-Marie Eveillard have their own valuation methodologies and will buy only stocks that are selling at huge discounts to their assessment of value. Shelby Davis focuses on the people and the balance sheet--he wants to know that his boat can survive a hurricane. Though Sig Segalas seeks good long- and short-term performance, he only invests in companies he's comfortable holding for the long term. Even Foster Friess, who invests in a much more volatile universe, is very cognizant of risk and stays away from fad stocks. His team invests only when they think they understand the company better than the market does. These guys don't guess.

Stick to Their Knitting: All the great managers know their strengths and weaknesses. Each has complete faith in his process and doesn't deviate from it, though the process itself is generally flexible enough to adjust on the margin to changing opportunities. Still, one reason these guys haven't made too many mistakes is that they stick to what they know.

Final Thoughts

Picking great funds requires more than looking for the best records. The numbers tell us about the past. And, sometimes but not always, tearing the record apart helps us answer the question Was it luck or talent? But in the end, the numbers alone can't tell us for sure how much luck was involved in building the record.

To really raise our conviction level about future performance, we've got to get a sense for whether the manager has what it takes to be great. In our opinion, the most important characteristics are passion for the business, intellectual independence and obsessiveness. All the greats have these traits, and we look for them in managers. Of course, just because we are looking for them doesn't mean they are easy to identify. It usually takes a number of interviews with a manager to start to build our conviction level in our qualitative assessment.

It is also critically important to future success for managers to stay focused. A number of great stock pickers' records have deteriorated as they became distracted by the operating demands of a growing business. In order to perpetuate greatness, managers have to keep their eye on the ball.

Master Profile:

Shelby Davis

Following is a profile of one of the "Master" managers that run your Fund. We will profile a manager in each future report to shareholders, until all the "Masters" have been profiled. Going through the group alphabetically, we'll start with Shelby Davis. The following was also excerpted from the June 1995 No-Load Fund Analyst.

SHELBY DAVIS has investing in his blood. He got an early start, working summers for his father, who had started his own investment firm after being the insurance commissioner for the State of New York. He went on field trips with his dad and had visited almost all the big insurance companies before he ever graduated from college. When he graduated from Princeton in 1958, he went to work for the Bank of New York as a research analyst. There he got "good basic blocking and tackling training." At the time, the bank was writing full-scale reports on industries and selling them to trust departments all over the United States. In five years Davis was head of research after rotating around a number of industries.

Early on, Davis began to disdain short-term thinking and the focus on quarterly earnings estimates. Davis's investment philosophy, like that of many others, was influenced by Ben Graham. But his father also taught him to have a three- to five-year outlook, to avoid trading and to talk to CEOs about earning power, strategic plans, and hopes and dreams three years down the road. His dad had told him the most important thing was to be able to "separate the bluffers from the doers." Between 1958 and 1969, everything was roses: "We all thought we were geniuses." In 1969 his fund, New York Venture (a load fund he still is involved with, though his son Chris was recently named portfolio manager), was the top-performing fund.

But that changed in 1970, when the fund was much closer to the bottom. For the next four years, the fund bounced around and essentially made no money. The 1973-74 bear market proved that stocks could go down--way down--and stay down for a long time. During this bear market, Davis went to see Ben Graham, who told him that there were a lot of bargains and that cycles come and go. This period turned out to be the greatest buying opportunity in a lifetime. Davis said he did not do as well as he should have, however, because at the time he was just looking for cheap stocks and he didn't understand franchise value, pricing control, balance sheets, use of cash flow and the importance of shareholder-oriented management. But during these rough years, he began to learn that all earnings were not the same and all "cheap" stocks weren't really so cheap. Davis eventually became what he calls a "counter puncher"--playing off short-term earnings trends and looking for temporarily depressed or out-of-favor companies and industries.

Over the years Davis has learned two critical lessons: Pay attention to the balance sheet as well as the income statement, and know the management. If something starts to go wrong, he says, "You want to know the people." He views himself as a part owner not an investor. It's the people who make up a company, and bad people can ruin a good company.

Davis's emphasis on value-priced growth, high-quality franchises, common senseand a disdain for fads makes his portfolio like a boat built to travel the entire breadth of the ocean through all kinds of weather. Strong balance sheets and good management are the weatherproofing that let Davis sleep at night. He also refuses to buy obsolescence. He is not interested in "coffee stores, discount chains, jewelry stores or one-product technology companies." On the other hand, he likes financial stocks because money never gets old.

Though he is an investment maniac, obsessive about his work, Davis has not tried to master the universe, but has concentrated on what he knows well, stubbornly sticking to his discipline. He likens investing to painting and says he is not a Picasso, turning out lots of paintings very fast, but a long-term investor who sticks with slower yet sustainable growth companies that are easier to understand.

Davis's love for what he does has been passed on to the next generation of Davises. When his three kids were in college, he would pay them $100 for each company report they would write up after going to a company meeting. His two sons, Chris and Andrew, now work with him. Both worked at other places before joining their dad, but are now full-blown portfolio managers and critical to the family business.

Very few managers have consistently and significantly outperformed the S&P 500, but Davis has. Behind his record is a continued love for the business and an inner drive to succeed without conforming to the crowd. He also has an uncanny ability to spot long-term trends and generational changes that he combines with his keen sense of history to build a very successful thematic portfolio. His conviction to stay the course has also been critical to his success. Finally, he also believes what his dad told him: "Work hard and good things will happen." With his passion for the business intact, and over 35 years of experience, Shelby Davis is a rare combination of energy and wisdom.

Statement of Assets and Liabilities--June 30, 1997 (Unaudited)

Assets
--------------------------------------------------------------------------------
Investments in securities at market value (cost of $181,038,204)    $203,132,019
Cash                                                                       5,179
Receivables:
         Fund shares sold                                                313,752
         Income receivable                                               293,140
         Investment securities sold                                    1,699,839
Deferred organizational costs                                            102,953
Prepaid registration expense                                              33,207
--------------------------------------------------------------------------------
                  Total assets                                      $205,580,089

Liabilities
--------------------------------------------------------------------------------
Payables:
          Fund shares repurchased                                          5,691
          Investment securities purchased                                723,500
          Miscellaneous                                                    8,503
          Accrued expenses                                               165,745
--------------------------------------------------------------------------------
                  Total liabilities                                     $903,439

Net Assets                                                          $204,676,650
--------------------------------------------------------------------------------


Composition of Net Assets
--------------------------------------------------------------------------------
          Paid-in capital                                            181,416,382
          Undistributed net investment income                            546,444
          Accumulated net realized gains                                 552,913
          Net unrealized appreciation                                 22,160,911

Net Assets                                                          $204,676,650
--------------------------------------------------------------------------------
Number of shares, $0.01 par value, issued and outstanding
          (unlimited shares authorized)                               17,751,672

Net Asset Value per Share                                                 $11.53
--------------------------------------------------------------------------------

Statement of Operations--For the period from December 31, 1996, to June 30, 1997 (Unaudited)

Investment Income
--------------------------------------------------------------------------------
Income:
Dividend income                                                        $996,549
Interest income                                                         649,042
--------------------------------------------------------------------------------
         Total income                                                $1,645,591

Expenses:
Advisory fees                                                           818,335
Transfer agent fees                                                      86,471
Custodian fees                                                           70,168
Administration fees                                                      61,323
Miscellaneous expenses                                                   50,555
Registration fees                                                        12,056
Amortization of deferred organizational costs                            11,336
Legal fees                                                                8,301
Trustees' fees                                                            7,440
Insurance fees                                                            7,159
Shareholder reporting fees                                                6,943
Audit fees                                                                5,952
--------------------------------------------------------------------------------
         Total expenses                                               1,146,039
                  Less: expenses paid indirectly                        (45,028)
                  Less: expenses reimbursed                              (1,864)
--------------------------------------------------------------------------------
                  Net expenses                                        1,099,147
--------------------------------------------------------------------------------
         Net investment income                                         $546,444

Realized and Unrealized Gains (Losses)
--------------------------------------------------------------------------------
         Net realized gain (loss):
                  Investments                                          $554,483
                  Foreign currency transactions                         ($2,570)
         Net unrealized appreciation on:
                  Investments                                        22,093,815
                  Foreign currency transactions                          67,096
--------------------------------------------------------------------------------
         Net realized and unrealized gains                           22,713,824
--------------------------------------------------------------------------------
         Net increase in net assets resulting from operations       $23,260,268

Financial Highlights - For a share outstanding throughout the period (12/31/96 to 6/30/97)1 (Unaudited)

         Net asset value, beginning of period                           $10.00
         Income from investment operations
           Net investment income                                          0.03
           Net realized and unrealized gain                               1.50
                                                                      --------
         Total from investment operations                                $1.53
                                                                      --------
         Less distributions
           From net investment income                                      --
           From net realized gains                                         --
                                                                       --------
           Total distributions                                             --

         Net asset value, end of period                                 $11.53
                                                                      --------
         Total return(2)                                                 15.30%
                                                                      --------
         Net assets at end of period (in 000s)                        $204.677
                                                                      --------
         Ratio of expenses to average net assets
           (net of expense reimbursements and expenses
            paid indirectly)                                              1.47%*
                                                                      --------
         Ratio of net investment income to average net assets             0.73%*
                                                                      --------
         Portfolio turnover rate                                         62.73%

*Annualized.
1. The Masters' Select Equity Fund commenced operations on December 31, 1996.
2. Not annualized for periods of less than one year.

Statement of Changes in Net Assets 12/31/96 to 6/30/97 (Unaudited)

Increase (Decrease) in Net Assets
--------------------------------------------------------------------------------
         Operations:
               Net investment income                                   $546,444
               Net realized gain                                        552,913
               Change in net unrealized appreciation                 22,160,911
         ----------------------------------------------------------------------
         Net increase in net assets from operations                 $23,260,268

         Distributions to shareholders:
              From net investment income                                   --
              From net realized gains                                      --
         ----------------------------------------------------------------------
         Total distributions                                               --

         Fund share transactions:
              Proceeds from shares sold                             189,634,630
              Net asset value of shares issued on reinvestment of
                     distributions                                         --
              Cost of shares redeemed                                (8,318,248)
         ----------------------------------------------------------------------
         Net increase from Fund share transactions                  181,316,382
         ----------------------------------------------------------------------
         Net increase in net assets                                $204,576,650

Net Assets
--------------------------------------------------------------------------------
         Beginning of period                                            100,000
         ----------------------------------------------------------------------
         End of period                                             $204,676,650

Change in Shares
--------------------------------------------------------------------------------
         Shares sold                                                 18,549,293
         Shares issued on reinvestment of distributions                   --
         Shares redeemed                                               (807,621)
         ----------------------------------------------------------------------
         Net increase                                                17,741,672

Notes to Financial Statements

1.       Organization

The Masters' Select Equity Fund (the "Fund") is a series of Masters' Select Investment Trust (the "Trust"), organized as a Delaware business trust on August 1, 1996, and registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company.

The Masters' Select Equity Fund is a fund that seeks to increase the value of your investment over the long term by using the combined talents and favorite stock-picking ideas of six highly regarded portfolio managers.

2.       Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund.

Security Valuation--Portfolio securities that are listed or admitted to trading on a U.S. exchange are valued at the last sales price on the principal exchange of which the security is traded or, if there has been no sale that day, at the mean between the closing bid and asked prices. Securities admitted to trading on the NASDAQ National Market System and securities traded only in the U.S. over-the-counter market are valued at the last sale price or, if there has been no sale that day, at the mean between the closing bid and asked prices. Securities and other assets for which market prices are not readily available are valued at fair value determined in good faith by the Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that amortized cost does not represent fair value. Cash and receivables are valued at their face amounts.

Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S.-dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rates.

Federal Income Taxes--The Fund intends to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes are required.

Security Transactions and Related Income--Security transactions are accounted for on the date the security is purchased or sold (trade date). Divided income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Fund are accreted and amortized to maturity using the effective interest method.

Realized gains and losses on securities sold are determined under the identified cost method.

It is the Trust's policy to take possession of securities as collateral under repurchase agreement and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements.

Deferred Organization Costs--Organization costs are amortized on a straight-line basis over a period of 60 months commencing with the first full month after the Fund's commencement of operations.

Distributions--Distributions to shareholders are recorded on the ex-dividend date.

Accounting Estimates--The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities on the date of financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

3.       Management Fees and Transactions with Affiliates

The Fund pays a management fee to its advisor, Litman/Gregory Fund Advisors, LLC (the "Advisor"), at the annual rate of 1.10% of the Fund's average daily net assets. The Advisor pays investment management fees to the six investment managers. Total management fees incurred by the Fund as of June 30,1997, were $818,335, of which $523,911 was paid to the investment managers, and $294,724 was retained by the Advisor. Management fees paid to the investment managers represent 0.704% of the Fund's average daily net assets. Management fees retained by the Advisor represent 0.396% of the Fund's average daily net assets. The Advisor has agreed to reimburse the Fund for any ordinary operating expenses above 1.75% of the Fund's average net assets. The Advisor reserves the right to be repaid by the Fund if the expenses subsequently fall below the specified limit in future years. This expense limitation arrangement is guaranteed by the Advisor for at least the first year of the Fund's operations. After that, it may be terminated at any time, subject to approval by the Board of Trustees and prior notice to shareholders. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

The Trust, on behalf of the Fund, entered into an Administration Agreement (the "Agreement") with Investment Company Administration Corporation (the "Administrator"). Under the terms of the Agreement, the Trust will pay an annual fee, payable monthly and computed based on the value of the total average net assets of the Trust at an annual rate of 0.10% of the first $100 million of such net assets, 0.05% of next $150 million, 0.025% of next 250 million and 0.0125% thereafter, subject to a minimum fee of $40,000.

Each unaffiliated Trustee is compensated by the Trust at the rate of $7,500 per year.

4.       Purchases and Sales of Securities

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the six-month period ended June 30, 1997, were $258,780,291 and $91,924,280, respectively.

At June 30, 1997, the aggregate unrealized appreciation and depreciation of portfolio security based on cost for federal income tax purposes was as follows:

Unrealized appreciation                                           $26,044,202
Unrealized depreciation                                           ($3,883,291)
                                                                 ------------
Net unrealized appreciation                                       $22,160,911

This report is authorized for use when preceded or accompanied by a prospectus for the Masters' Select Equity Fund. Read it carefully before investing. Past performance is not a guarantee of future results. Share price and returns will fluctuate and investors may have a gain or loss when they redeem shares. Statement and other information in this report are dated and are subject to change. Litman/Gregory Fund Advisors has ultimate responsibility for the Fund's performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement. First Fund Distributors, Inc., Phoenix, AZ 85018.